TD Cowen 45th Annual Health Care Conference

Robert Spignesi, President & CEO
March 4, 2025

RAPID MICRO BIOSYSTEMS —— NASDAQ: RPID



© 2025, Rapid Micro Biosystems, Inc. | RAPID MICRO BIOSYSTEMS® and GROWTH DIRECT® are registered trademarks of Rapid Micro Biosystems, Inc., and the company logo is a trademark of Rapid Micro Biosystems, Inc.

Rapid Micro Biosystems 2 Disclaimers This presentation has been prepared by Rapid Micro Biosystems, Inc. (the “Company”) solely for informational purposes. This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including, but not limited to, statements regarding the Company’s full year 2025 revenue guidance; expected placements of Growth Direct systems, anticipated timing of such placements and the impact on the Company’s revenue; expectations and goals with respect to continued improvement in gross margins and cash management; and the Company’s Distribution and Collaboration Agreement and the terms thereof, including future collaboration opportunities between the parties. the benefits and features of the Company's products and technology, including its Growth Direct platform and rapid sterility offering; the integration of the Company's Growth Direct technology with Lonza's MODA-EM software system; the Company's goal to achieve positive cash flow by the end of 2027 without additional financing, including the revenue and gross margin drivers behind such goal; and the Company's efforts to drive sustainable, long-term growth and shareholder value. In some cases, you can identify forward-looking statements by terminology such as “outlook,” “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “predict,” “potential,” “positioned,” “seek,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements involve known and unknown risks, uncertainties and assumptions which may cause actual results to differ materially from any results expressed or implied by any forward-looking statement, including, but not limited to the Company’s significant losses since inception; the Company’s ability to meet its publicly announced guidance and other expectations about its business and operations; the effectiveness of the Company’s sales and marketing efforts; the Company’s ability to sell and place its products with customers; the Company’s ability to develop new products and adapt to technological change; the Company’s ability to establish and maintain its position as a leading provider of automated microbial quality control testing; competition within the Company’s industry; the Company’s ability to maintain its manufacturing operations; the Company’s efforts to improve gross margins for its products; the Company’s ability to maintain and grow its relationships with its collaborators, including MilliporeSigma; the Company’s ability to manage its collaboration with MilliporeSigma and to realize the intended benefits of the distribution and collaboration agreement; the impact of the terms of the distribution and collaboration agreement on the Company’s business and results of operations; the Company’s ability to negotiate and enter into future collaboration opportunities with MilliporeSigma, and to realize the intended benefits therefrom; risks related to third-parties; the Company’s ability to retain key management and other employees; risks related to regulatory and intellectual property matters; risks related to supply chain disruptions and the impact of inflation; the impact of macroeconomic volatility on the Company’s business and operations; and the other important factors outlined under the caption “Risk Factors” in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on February 28, 2025, as such factors may be updated from time to time in its other filings with the SEC, which are available on the SEC's website at www.sec.gov and the Investor Relations page of its website at investors.rapidmicrobio.com. Although the Company believes that the expectations reflected in its forward-looking statements are reasonable, it cannot guarantee future results. The Company has no obligation, and does not undertake any obligation, to update or revise any forward-looking statement made in this presentation to reflect changes since the date of this presentation, except as may be required by law. © 2025, Rapid Micro Biosystems, Inc. | RAPID MICRO BIOSYSTEMS® and GROWTH DIRECT® are registered trademarks of Rapid Micro Biosystems, Inc., and the company logo is a trademark of Rapid Micro Biosystems, Inc.

Rapid Micro Biosystems C Our vision We are transforming a critical, regulated part of the global pharmaceutical manufacturing process, bringing microbial quality control into the 21st century. The new standard in microbial quality control 3© 2025, Rapid Micro Biosystems, Inc. | RAPID MICRO BIOSYSTEMS® and GROWTH DIRECT® are registered trademarks of Rapid Micro Biosystems, Inc., and the company logo is a trademark of Rapid Micro Biosystems, Inc.

The standard in automating microbial quality control

2024 REVENUE	GLOBAL SYSTEMS	CUSTOMERS
$28M Total Revenue	**160+** Cumulative Placements	**70%** Top 20 Global Pharma[1]
25% Year / Year Growth	**135+** Cumulative Validations	**86%** Approved CAR-T Manufacturers
$15M Recurring Revenue	**~20** Countries	



1 By revenue

© 2025, Rapid Micro Biosystems, Inc. | RAPID MICRO BIOSYSTEMS® and GROWTH DIRECT® are registered trademarks of Rapid Micro Biosystems, Inc., and the company logo is a trademark of Rapid Micro Biosystems, Inc.

Rapid Micro Biosystems
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Strong and consistent revenue growth and margin improvement


REVENUE
Recurring
Non-recurring
+28% CAGR
$17.1M
$22.5M
$28.1M
2022
2023
2024


GROSS MARGIN
2022
2023
2024
50+ percentage point improvement

Revenue Growth Drivers

- New customer wins
- Drive global deployments at existing customers
- Launch new products and services
- Strong consumable and service growth

Gross Margin Expansion Drivers

- Reduce product costs
- Improve manufacturing efficiency
- Increase service productivity

Rapid Micro Biosystems
© 2025, Rapid Micro Biosystems, Inc. | RAPID MICRO BIOSYSTEMS® and GROWTH DIRECT® are registered trademarks of Rapid Micro Biosystems, Inc., and the company logo is a trademark of Rapid Micro Biosystems, Inc.
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2024 revenue guidance exceeded with strong fourth quarter

SELECT HIGHLIGHTS

- Record quarterly (Q4) and full year revenue; ninth quarter in a row exceeding / meeting revenue guidance
- Over 160 cumulative Growth Direct systems now placed globally
- Inflected to positive gross margins in Q3 & Q4
- Announced significant collaborations with both Merck KGaA (MilliporeSigma) and with Lonza

RESULTS	Q4 2024	FY 2024
Total Revenue	$8.2M 30% growth	$28.1M 25% growth
Recurring Revenue	$4.2M	$15.5M
Systems Placed	6	21
Systems Validated	4	16

2025 outlook for 'at least' $32M in revenue with meaningful gross margin expansion

Rapid Micro Biosystems
© 2025, Rapid Micro Biosystems, Inc. | RAPID MICRO BIOSYSTEMS® and GROWTH DIRECT® are registered trademarks of Rapid Micro Biosystems, Inc., and the company logo is a trademark of Rapid Micro Biosystems, Inc.
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Distribution & Collaboration Agreement with Merck KGaA[1] (MilliporeSigma)

Agreement Highlights

- Global, 5-year, co-exclusive rights to sell Growth Direct systems and consumables.
- Minimum commitment for Growth Direct system purchases - first two years.
- Access to segments beyond pharma including personal care, medical device, cosmetics and food & beverage.
- Collaboration on Supply Agreement to drive efficiencies, reduce product costs and accelerate gross margin improvement.
- Collaboration on Joint Product / Technology Innovation.

Advances and accelerates top strategic priorities

- Accelerating Growth Direct system placements
- Improving gross margins
- Driving innovation

[1] The Life Science business of Merck KGaA, Darmstadt, Germany, operating in the U.S. as MilliporeSigma

Rapid Micro Biosystems 7

© 2025, Rapid Micro Biosystems, Inc. | RAPID MICRO BIOSYSTEMS® and GROWTH DIRECT® are registered trademarks of Rapid Micro Biosystems, Inc., and the company logo is a trademark of Rapid Micro Biosystems, Inc.

MQC has not kept up with pharma industry innovation

FACTORS DRIVING CHANGE

Scientific and technology innovation + Growing demand for more complex therapies + Faster & leaner manufacturing + Data integrity & security focus + Regulatory scrutiny

TODAY



Discovery & research

High-throughput R&D automation

→

TODAY



QC & ANALYSIS

→

TODAY



Bioprocessing & manufacturing

Flexible single use technologies

Rapid Micro Biosystems
© 2025, Rapid Micro Biosystems, Inc. | RAPID MICRO BIOSYSTEMS® and GROWTH DIRECT® are registered trademarks of Rapid Micro Biosystems, Inc., and the company logo is a trademark of Rapid Micro Biosystems, Inc.
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Rapid Micro Biosystems Insecure and lacking data integrity High volume testing and mandated by regulators Manual, paper-based and slow Subjective and prone to human error 9 Challenges in a traditional microbial quality control (MQC) lab © 2025, Rapid Micro Biosystems, Inc. | RAPID MICRO BIOSYSTEMS® and GROWTH DIRECT® are registered trademarks of Rapid Micro Biosystems, Inc., and the company logo is a trademark of Rapid Micro Biosystems, Inc.

Rapid Micro Biosystems THE GROWTH DIRECT® (GD) PLATFORM The only fully automated, high-throughput and secure MQC solution… Proprietary Consumables Data & Software Global Validation & Support Services …delivering a compelling value proposition Data Integrity Supports global quality regulatory compliance and improved data handling and management Operational Efficiency Enables faster decision making by accelerating time to results by 50% or faster compared to the traditional method Insight & Accuracy Eliminate human quality control errors, preventing costly recalls and regulatory interventions 10 Introducing the Growth Direct® platform © 2025, Rapid Micro Biosystems, Inc. | RAPID MICRO BIOSYSTEMS® and GROWTH DIRECT® are registered trademarks of Rapid Micro Biosystems, Inc., and the company logo is a trademark of Rapid Micro Biosystems, Inc.

Growth Direct® transforms and modernizes MQC

MANUAL WORKFLOW

1. PULL QC TEST FORM	2. FILL OUT ASSAY INFO	3. PREPARE SAMPLES	4. LOAD INCUBATOR	5. PULL SAMPLES	6. PERFORM COUNTS	7. RECORD COUNTS	8. RETURN SAMPLES
9. SHIFT SAMPLES	10. PULL SAMPLES	11. PERFORM COUNTS	12. PERFORM DUAL-READ	13. RECORD COUNTS	14. KEY INTO LIMS	15. DISCARD	RESULTS

- ✗ Manual & subject to error
- ✗ 15 steps
- ✗ 5-14 days to result / test
- ✗ Unsecured

GROWTH DIRECT® | AUTOMATED WORKFLOW

1. Prepare sample & automated loading



2. Automated incubation and analysis & Data handling



✓ Results



- ✓ Automated & accurate
- ✓ 2 steps
- ✓ Results in half the time
- ✓ Full data integrity

Rapid Micro Biosystems
© 2025, Rapid Micro Biosystems, Inc. | RAPID MICRO BIOSYSTEMS® and GROWTH DIRECT® are registered trademarks of Rapid Micro Biosystems, Inc., and the company logo is a trademark of Rapid Micro Biosystems, Inc.
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The Growth Direct® System brings MQC into the 21st Century

FACTORS DRIVING CHANGE

Scientific and technology innovation + Growing demand for more complex therapies + Faster & leaner manufacturing + Data integrity & security focus + Regulatory scrutiny

TODAY

QC & ANALYSIS

TODAY



Discovery & research

High-throughput R&D automation



TODAY



Bioprocessing & manufacturing

Flexible single use technologies

Rapid Micro Biosystems
© 2025, Rapid Micro Biosystems, Inc. | RAPID MICRO BIOSYSTEMS® and GROWTH DIRECT® are registered trademarks of Rapid Micro Biosystems, Inc., and the company logo is a trademark of Rapid Micro Biosystems, Inc.
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Rapid Micro Biosystems Market forces pushing pharma industry to automation 13 Regulatory Pressure Increasing regulatory scrutiny and enforcement around data integrity and quality Industry Change Growth in complex biologics, and cell & gene therapies which require faster, more accurate, higher throughput testing capabilities Large and Growing Market $5B annual recurring revenue + $5B global system opportunity Sources: FDA, EvaluatePharma, Alliance for Regen. Medicine © 2025, Rapid Micro Biosystems, Inc. | RAPID MICRO BIOSYSTEMS® and GROWTH DIRECT® are registered trademarks of Rapid Micro Biosystems, Inc., and the company logo is a trademark of Rapid Micro Biosystems, Inc.

Growth strategy focused on land and expand augmented by innovation

GROW NEW CUSTOMER ADOPTION

- BIO PHARMA (incl. cell & gene)
- CDMO
- STERILE INJECTABLE, VACCINE, & OTHER

DRIVE ENTERPRISE DEPLOYMENTS

- Site 1: EM + W/BB + Sterility
- Site 2: EM + W/BB + Sterility
- Site 3+: EM + W/BB + Sterility

EXPAND INTO NEW GEOGRAPHIES



LAUNCH NEW PRODUCTS AND SERVICES

- Sample automation
- Additional test types (e.g. sterility)
- Core Growth Direct Capabilities
- Automated microbial ID
- Data services, AI and SaaS

PURSUE ADJACENT MARKETS

LAND AND EXPAND STRATEGY

Rapid Micro Biosystems
© 2025, Rapid Micro Biosystems, Inc. | RAPID MICRO BIOSYSTEMS® and GROWTH DIRECT® are registered trademarks of Rapid Micro Biosystems, Inc., and the company logo is a trademark of Rapid Micro Biosystems, Inc.
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Customer base includes 70% of the top 20 global pharma companies[1] with significant growth potential

CUSTOMER SEGMENTS WITH ESTABLISHED USE

Biologics | Cell & Gene Therapy / CAR-T | CDMO | Personal Care Products | Small Molecules

160+ cumulative systems placed	**70%** of top 20 global pharma are customers
86% of approved CAR-T manufacturers have GD system placed	**135+** cumulative systems validated
6M+ cumulative consumables sold	**~100** customer manufacturing sites

GLOBAL SITES WITH GROWTH DIRECT SYSTEMS



GROWTH DIRECT APPLICATIONS

Environmental Monitoring | Water Testing | Bioburden Testing | Rapid Sterility Testing

Rapid Micro Biosystems

© 2025, Rapid Micro Biosystems, Inc. | RAPID MICRO BIOSYSTEMS® and GROWTH DIRECT® are registered trademarks of Rapid Micro Biosystems, Inc., and the company logo is a trademark of Rapid Micro Biosystems, Inc.

1 By revenue

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Rapid Micro Biosystems Collaborating in automated MQC 16 • Lonza sought an end-to-end, automated solution to streamline MQC testing and get critical cell and gene therapies to patients faster • Implemented the Growth Direct with Lonza’s MODA-EM software module across their cell and gene therapy manufacturing network in North America, Europe and Asia • Lonza achieved: ▪ More accurate testing ▪ Faster processing (TTR <72 hrs vs up to 8 days previously) ▪ Improved compliance ▪ Cost savings • Sets a clear standard for the industry to emulate • Lonza publication available on RPID website © 2025, Rapid Micro Biosystems, Inc. | RAPID MICRO BIOSYSTEMS® and GROWTH DIRECT® are registered trademarks of Rapid Micro Biosystems, Inc., and the company logo is a trademark of Rapid Micro Biosystems, Inc. www.rapidmicrobio.com/learning-center/publications

Rapid Micro Biosystems 17 Growth Direct® is the industry-leading platform Chosen by 70% of the top 20 global pharma companies1 with significant commercial runway Operating behind strong barriers to entry First mover advantage, little competition & robust patent portfolio Enabling advanced pharmaceutical manufacturing Growth Direct systems placed with 86% of approved CAR-T manufacturers An expanding $10B+ market Dominated by manual, legacy processes that face increasing FDA scrutiny Attractive, high-growth business model Driving high-yield recurring revenue Creating the future of rapid, secure MQC automation to drive sustainable, long-term growth and shareholder value 1 By revenue © 2025, Rapid Micro Biosystems, Inc. | RAPID MICRO BIOSYSTEMS® and GROWTH DIRECT® are registered trademarks of Rapid Micro Biosystems, Inc., and the company logo is a trademark of Rapid Micro Biosystems, Inc.

Rapid Micro Biosystems Thank you © 2025, Rapid Micro Biosystems, Inc. | RAPID MICRO BIOSYSTEMS® and GROWTH DIRECT® are registered trademarks of Rapid Micro Biosystems, Inc., and the company logo is a trademark of Rapid Micro Biosystems, Inc.